As filed with the Securities and Exchange Commission on August 6, 2007

===============================================================================
                                                  1933 Act File No. 333-105251
                                                   1940 Act File No. 811-21344


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


           FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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



            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

                              1001 WARRENVILLE ROAD
                                    SUITE 300
                              LISLE, ILLINOIS 60532

                                 August 6, 2007

Dear Shareholder:

         The accompanying materials relate to the Joint Annual Meetings of Shareholders (each a "Meeting" and collectively, the "Meetings") of First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II (each a "Fund" and collectively, the "Funds"). The Meetings will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, on Monday, September 10, 2007 at 4:00 p.m. Central time.

         At the Meeting, you will be asked to vote on a proposal to elect Trustees of your Fund and to transact such other business as may properly come before the Meeting and any adjournments thereof. The proposal is described in the accompanying Notice of Joint Annual Meetings of Shareholders and Joint Proxy Statement.

         YOUR PARTICIPATION AT THE MEETING IS VERY IMPORTANT. If you cannot attend the Meeting, you may participate by proxy. As a shareholder, you cast one vote for each share of a Fund that you own and a proportionate fractional vote for any fraction of a share that you own. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card.

         VOTING TAKES ONLY A FEW MINUTES. EACH SHAREHOLDER'S VOTE IS IMPORTANT. YOUR PROMPT RESPONSE WILL BE MUCH APPRECIATED.

         After you have voted on the proposal, please be sure to sign your proxy card and return it in the enclosed postage-paid envelope.

         We appreciate your participation in this important Meeting. Thank you.


                                            /s/ James A. Bowen

                                            James A. Bowen
                                            Chairman of the Board

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

          3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

  REGISTRATION                                      VALID SIGNATURE

  CORPORATE ACCOUNTS

  (1)    ABC Corp.                                  ABC Corp.
  (2)    ABC Corp.                                  John Doe, Treasurer
  (3)    ABC Corp.
             c/o John Doe, Treasurer                John Doe
  (4)    ABC Corp. Profit Sharing Plan              John Doe, Trustee

  TRUST ACCOUNTS

  (1)    ABC Trust                                  Jane B. Doe, Trustee
  (2)    Jane B. Doe, Trustee
             u/t/d 12/28/78                         Jane B. Doe

  CUSTODIAL OR ESTATE ACCOUNTS

  (1)    John B. Smith, Cust.
             f/b/o John B. Smith, Jr., UGMA        John B. Smith
  (2)    John B. Smith                             John B. Smith, Jr., Executor

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

                              1001 WARRENVILLE ROAD
                                    SUITE 300
                              LISLE, ILLINOIS 60532

                 NOTICE OF JOINT ANNUAL MEETINGS OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 10, 2007

August 6, 2007

To the Shareholders of the above Funds:

         Notice is hereby given that the Joint Annual Meetings of Shareholders (each a "Meeting" and collectively, the "Meetings") of First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II (each a "Fund" and collectively, the "Funds"), each a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, on Monday, September 10, 2007, at 4:00 p.m. Central time, for the following purposes:

                    1. The election of Trustees of each Fund.

                    2. To transact such other business as may properly come before the Meetings or any adjournment thereof.

         The Board of Trustees has fixed the close of business on June 21, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the Meetings.

                                    By order of the Board of Trustees,


                                    /s/ W. Scott Jardine

                                    W. Scott Jardine
                                    Secretary

--------------------------------------------------------------------------------
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS ARE REQUESTED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                       This page intentionally left blank.

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

                      JOINT ANNUAL MEETINGS OF SHAREHOLDERS
                               SEPTEMBER 10, 2007

                              1001 WARRENVILLE ROAD
                                    SUITE 300
                              LISLE, ILLINOIS 60532

                              JOINT PROXY STATEMENT
                                 AUGUST 6, 2007

         This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II (each a "Fund" and collectively, the "Funds"), each a Massachusetts business trust, for use at the Annual Meetings of Shareholders of the Funds to be held on Monday, September 10, 2007, at 4:00 p.m. Central time, at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, and at any adjournments thereof (each a "Meeting" and collectively, the "Meetings"). A Notice of Joint Annual Meetings of Shareholders and a proxy card accompany this Joint Proxy Statement. The Boards of Trustees of the Funds have determined that the use of this Joint Proxy Statement is in the best interests of each Fund and its shareholders in light of the same matter being considered and voted on by shareholders.

         Proxy solicitations will be made beginning on or about August 6, 2007, primarily by mail. However, proxy solicitations may also be made by telephone or personal interviews conducted by (i) officers of each Fund; (ii) First Trust Advisors L.P. ("First Trust Advisors" or the "Adviser"), the investment adviser of the Funds; (iii) PFPC Inc. ("PFPC"), the administrator, accounting agent and transfer agent of the Funds and a subsidiary of The PNC Financial Services Group Inc.; or (iv) any affiliates of those entities. The costs incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be paid by the Funds. The Funds will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares.

         The close of business on June 21, 2007 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meetings and any adjournments or postponements thereof.

         THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE ADVISER AT 1001 WARRENVILLE ROAD, SUITE 300, LISLE, ILLINOIS 60532, BY CALLING (800) 988-5891 OR BY VISITING EACH FUND'S WEBSITE LOCATED AT HTTP://WWW.FTPORTFOLIOS.COM. THIS JOINT PROXY STATEMENT AND THE ENCLOSED PROXY CARD WILL FIRST BE MAILED TO SHAREHOLDERS ON OR ABOUT AUGUST 6, 2007.

                                     VOTING

         For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Meeting will be required to elect the Trustees of that Fund provided a quorum is present. Abstentions and broker non-votes will have no effect on the approval of the proposal. If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. If no instructions are marked on the enclosed proxy card, shares represented thereby will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees as Trustees and FOR or AGAINST any other matters as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the applicable Fund at the above address prior to the date of the Meeting. A list of shareholders entitled to be present and to vote at the Meetings will be available at the offices of the Funds, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meetings. Shareholders will need to show valid identification and proof of share ownership to be admitted to the Meeting.

         Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding class of shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the chairman of the meeting, be adjourned without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment or adjournments.

         Failure of a quorum to be present at a Meeting will necessitate adjournment and will subject the applicable Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to the proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of the shareholders.

                               OUTSTANDING SHARES

         First Trust/Four Corners Senior Floating Rate Income Fund has two classes of shares of beneficial interest, par value $0.01 per share, common shares and Money Market Cumulative Preferred Shares ("MMP(R) Shares"). First Trust/Four Corners Senior Floating Rate Income Fund II has two classes of shares of beneficial interest, par value $0.01 per share, common shares and Auction Market Preferred Shares ("AMPS"). Throughout this Joint Proxy Statement, common shares of either Fund will be referred to as "Common Shares" and MMP(R) Shares and AMPS will be collectively referred to as "Preferred Shares."

         On the Record Date, each Fund had the following number of Common and Preferred Shares (collectively, the "Shares") outstanding:

------------------------------------------------------------ ----------------------- ----------------------
                                                                     COMMON                PREFERRED
                                                                     SHARES                 SHARES
                            FUND                                  OUTSTANDING             OUTSTANDING
------------------------------------------------------------ ----------------------- ----------------------
First Trust/Four Corners Senior Floating Rate Income Fund             4,924,349               2,280
------------------------------------------------------------ ----------------------- ----------------------
First Trust/Four Corners Senior Floating Rate Income Fund II         25,291,939               4,000
------------------------------------------------------------ ----------------------- ----------------------

         Common Shares of First Trust/Four Corners Senior Floating Rate Income Fund are listed on the American Stock Exchange under the ticker symbol FCM. Common Shares of First Trust/Four Corners Senior Floating Rate Income Fund II are listed on the New York Stock Exchange under the ticker symbol FCT. The Preferred Shares of the Funds are not listed on a national stock exchange.

         Shareholders of record on the Record Date are entitled to one vote for each Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns. The following table indicates which shareholders are solicited with respect to election of Trustees of each Fund:

--------------------------------------- ------------------- ------------------
               MATTER                         COMMON            PREFERRED
                                              SHARES             SHARES
--------------------------------------- ------------------- ------------------
Election of three (3) Trustees                  X                   X
--------------------------------------- ------------------- ------------------
Election of two (2) Trustees                                        X
--------------------------------------- ------------------- ------------------

         To the knowledge of the Board of Trustees, as of the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) beneficially owned more than 5% of the outstanding Shares of First Trust/Four Corners Senior Floating Rate Income Fund or First Trust/Four Corners Senior Floating Rate Income Fund II, except as noted in the following table. Information as to beneficial ownership of Common Shares is based on reports filed with the Securities and Exchange Commission ("SEC") by such holders. Information as to beneficial ownership of Preferred Shares is based on the securities position listing reports as of the Record Date. With respect to the beneficial owners of Preferred Shares, the Board of Trustees has no knowledge of the underlying holders.

---------------------------------------- --------------------------------------- ----------------------------
                                                                                    % OUTSTANDING SHARES
 NAME AND ADDRESS OF BENEFICIAL OWNER          SHARES BENEFICIALLY OWNED             BENEFICIALLY OWNED
---------------------------------------- --------------------------------------- ----------------------------
Eaton Vance Corporation                     1,337,200 Common Shares of First                5.3%
255 State Street                           Trust/Four Corners Senior Floating
Boston, Massachusetts 02109                       Rate Income Fund II
---------------------------------------- --------------------------------------- ----------------------------
The Bank of New York                         194 Preferred Shares of First                  8.5%
One Wall Street, 6th Floor                 Trust/Four Corners Senior Floating
New York, New York 10286                            Rate Income Fund
---------------------------------------- --------------------------------------- ----------------------------
Lehman Brothers, Inc                        1,829 Preferred Shares of First                80.22%
70 Hudson                                  Trust/Four Corners Senior Floating
Jersey City, New Jersey 07302                       Rate Income Fund
---------------------------------------- --------------------------------------- ----------------------------
E*Trade Clearing, LLC                    155 Class A Preferred Shares of First              7.75%
10951 White Rock Road                      Trust/Four Corners Senior Floating
Rancho Cordova, California 95670                  Rate Income Fund II
---------------------------------------- --------------------------------------- ----------------------------
Merrill Lynch                            459 Class A Preferred Shares of First             22.95%
101 Hudson Street, 8th Floor               Trust/Four Corners Senior Floating
Jersey City, New Jersey 07302                     Rate Income Fund II
---------------------------------------- --------------------------------------- ----------------------------
Merrill Lynch                            124 Class A Preferred Shares of First              6.2%
101 Hudson Street, 9th Floor               Trust/Four Corners Senior Floating
Jersey City, New Jersey 07302                     Rate Income Fund II
---------------------------------------- --------------------------------------- ----------------------------
Oppenheimer & Co. Inc.                   383 Class A Preferred Shares of First             19.15%
125 Broad Street, 15th Floor               Trust/Four Corners Senior Floating
New York, New York 10004                          Rate Income Fund II
---------------------------------------- --------------------------------------- ----------------------------
Wells Fargo Investments, LLC             632 Class A Preferred Shares of First              31.6%
625 Marquette Avenue, 13th Floor           Trust/Four Corners Senior Floating
Minneapolis, Minnesota 55402                      Rate Income Fund II

---------------------------------------- --------------------------------------- ----------------------------
Merrill Lynch                              1,748 Class B Preferred Shares of                87.4%
101 Hudson Street, 8th Floor                First Trust/Four Corners Senior
Jersey City, New Jersey 07302                 Floating Rate Income Fund II
---------------------------------------- --------------------------------------- ----------------------------


         In order that your Shares may be represented at the Meeting, you are requested to:

         o   indicate your instructions on the proxy card;

         o   date and sign the proxy card;

         o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

         o allow sufficient time for the proxy to be received BY 4:00 P.M. CENTRAL TIME, on FRIDAY, SEPTEMBER 7, 2007.

                         PROPOSAL: ELECTION OF TRUSTEES

         The proposal relates to the election of Trustees of each Fund. Management proposes the election of five Trustees: James A. Bowen, Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson. Each of the nominees was elected to each Fund's Board by the Fund's initial shareholder on the Fund's respective organizational date, except for Trustee Keith, who was appointed to each Fund's Board on June 12, 2006 by the Trustees. In addition, each of the nominees was elected to each Fund's Board to serve a one-year term by the shareholders at the last Joint Annual Meetings of Shareholders of the Funds held on September 11, 2006.

         Each Trustee has indicated his willingness to continue to serve if elected. If elected, each nominee will hold office for the term specified below or until his successor is elected and qualified, or until he resigns, retires or is otherwise removed. Each nominee's term is in accordance with the structure of the staggered Board of each Fund, pursuant to an amendment to the Funds' By-Laws, which was approved by the Board of each Fund on December 10, 2006. As a result of the amendment to the Funds' By-Laws, three classes of Trustees were established: Class I Trustees serve for a term of one year, Class II Trustees serve for a term of two years and Class III Trustees serve for a term of three years. As a result of the establishment by each Fund of a staggered Board, a change in the majority of a Fund's Board of Trustees may be delayed, which may limit the ability of certain entities or persons to acquire control of such Fund.

         For each Fund:

                    1) Three (3) Trustees are to be elected by holders of Common and Preferred Shares of the Fund, voting together as a single class. Trustee Erickson is a nominee for election as a Class I Trustee by holders of Common and Preferred Shares of the Fund for a one-year term; Trustee Nielson is a nominee for election as a Class II Trustee by holders of Common and Preferred Shares of the Fund for a two-year term; and Trustee Bowen is a nominee for election as a Class III Trustee by holders of Common and Preferred Shares of the Fund for a three-year term; and

                    2) Two (2) Trustees are to be elected by holders of Preferred Shares of the Fund, voting as a single class. Trustees Kadlec and Keith are nominees for election as Class I Trustees by holders of Preferred Shares of the Fund for one-year terms.

         Required Vote: The Trustees, including those who are not "interested persons" of the Funds as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (such Trustees, the "Independent Trustees"), shall be elected by the affirmative vote of the holders of a plurality of the Shares of each Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. Abstentions and broker "non-votes" will have no effect on the approval of the proposal. Proxies cannot be voted for a greater number of persons than the number of nominees named.

         Unless you give contrary instructions on the enclosed proxy card, your Shares will be voted FOR the election of the nominees listed if your proxy card has been properly executed and timely received by the Fund. If any of the nominees should withdraw or otherwise become unavailable for election, your Shares will be voted FOR such other nominee or nominees as management may recommend.

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR
                                 THE PROPOSAL.

                            MANAGEMENT OF THE FUNDS

         The management of each Fund, including general supervision of the duties performed for each Fund under the investment management agreement between each Fund and the Adviser, is the responsibility of the Board of Trustees. There are five Trustees of each Fund, one of whom is an "interested person" (as that term is defined in the 1940 Act) (such Trustee, the "Interested Trustee") and four of whom are Independent Trustees. During the past five years, no Independent Trustee has been a trustee, director or employee of, or consultant to, the Adviser, the sub-adviser described below under "INVESTMENT ADVISER, SUB-ADVISER AND ADMINISTRATOR," or any of their affiliates. The Trustees of the Funds set broad policies for each Fund, choose each Fund's officers, and hire each Fund's investment adviser and sub-adviser. The officers of the Funds manage the day-to-day operations and are responsible to the Funds' Board of Trustees. The following is a list of Trustees and officers of the Funds and a statement of their present positions, principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships the Trustees hold, if applicable.

             [The remainder of this page intentionally left blank.]

                                 BOARD NOMINEES

-------------------------------------------------------------------------------------------------------------------------------
                                                INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                                                                                PORTFOLIOS IN
                                                                                                FIRST TRUST
                            POSITION(S)     TERM OF OFFICE(2)                                   FUND COMPLEX    OTHER
NAME, ADDRESS, AND          HELD WITH       AND LENGTH OF     PRINCIPAL OCCUPATION(S)           OVERSEEN BY     DIRECTORSHIPS
DATE OF BIRTH               FUNDS           TIME SERVED(3)    DURING PAST FIVE YEARS            TRUSTEE         HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1)           President,      Class III         President, First Trust               54           Trustee of
1001 Warrenville Road       Chairman of                       Advisors L.P. and First                           Wheaton College
Suite 300                   the Board,      Since Fund        Trust Portfolios L.P.;
Lisle, IL 60532             Chief           Inception         Chairman of the Board,
DOB: 9/55                   Executive                         BondWave LLC (Software
                            Officer and                       Development
                            Trustee                           Company/Broker-Dealer) and
                                                              Stonebridge Advisors LLC
                                                              (Investment Adviser)
-------------------------------------------------------------------------------------------------------------------------------
                                              INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson         Trustee         Class I           Physician; President,                54           NONE
c/o First Trust Advisors                                      Wheaton Orthopedics; Former
L.P.                                        Since Fund        Co-Owner and Co-Director,
1001 Warrenville Road                       Inception         Sports Med Center for
Suite 300                                                     Fitness; Limited Partner,
Lisle, IL 60532                                               Gundersen Real Estate
DOB: 4/51                                                     Partnership; Limited
                                                              Partner, Sportsmed LLC
-------------------------------------------------------------------------------------------------------------------------------
Thomas R. Kadlec            Trustee         Class I           Senior Vice President (May           54           NONE
c/o First Trust Advisors                                      2007 to Present), Vice
L.P.                                        Since Fund        President and Chief
1001 Warrenville Road                       Inception         Financial Officer (1990 to
Suite 300                                                     May 2007), ADM Investor
Lisle, IL 60532                                               Services, Inc. (Futures
DOB: 11/57                                                    Commission Merchant); Vice
                                                              President (May 2005 to
                                                              Present), ADM Derivatives,
                                                              Inc.; Registered
                                                              Representative (2000 to
                                                              present), Segerdahl &
                                                              Company, Inc., an NASD
                                                              member (Broker-Dealer)
-------------------------------------------------------------------------------------------------------------------------------
Robert F. Keith             Trustee         Class I           President (2003 to Present),         54           NONE
c/o First Trust Advisors                                      Hibs Enterprises (Financial
L.P.                                        Since June 2006   and Management Consulting);
1001 Warrenville Road                                         President (2001 to 2003),
Suite 300                                                     Aramark Service Master
Lisle, IL 60532                                               Management; President and
DOB: 11/58                                                    Chief Operating Officer
                                                              (1998 to 2003), Service
                                                              Master Management Services
-------------------------------------------------------------------------------------------------------------------------------
Niel B. Nielson             Trustee         Class II          President (June 2002 to              54           Director of
c/o First Trust Advisors                                      Present), Covenant College                        Covenant
L.P.                                        Since Fund                                                          Transport Inc.
1001 Warrenville Road                       Inception
Suite 300
Lisle, IL 60532
DOB: 3/54
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                    OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                            POSITION(S)                 TERM OF OFFICE(2)
 NAME, ADDRESS, AND         HELD WITH                   AND LENGTH OF          PRINCIPAL OCCUPATION(S)
 DATE OF BIRTH              FUNDS                       TIME SERVED(3)         DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley             Treasurer, Controller,      Indefinite             Chief Financial Officer, First Trust Advisors
1001 Warrenville Road       Chief Financial Officer                            L.P. and First Trust Portfolios L.P.; Chief
Suite 300                   and Chief Accounting        Since Fund Inception   Financial Officer, BondWave LLC (Software
Lisle, IL 60532             Officer                                            Development Company/Broker-Dealer) and
DOB: 11/57                                                                     Stonebridge Advisors LLC (Investment Adviser)
------------------------------------------------------------------------------------------------------------------------------
Kelley Christensen          Vice President              Indefinite             Assistant Vice President, First Trust
1001 Warrenville Road                                                          Portfolios L.P. and First Trust Advisors L.P.
Suite 300                                               Since December 2006
Lisle, IL 60532
DOB: 9/70
------------------------------------------------------------------------------------------------------------------------------
James M. Dykas              Assistant Treasurer         Indefinite             Senior Vice President (April 2007 to
1001 Warrenville Road                                                          Present), Vice President (January 2005 to
Suite 300                                               Since December 2005    April 2007), First Trust Advisors L.P. and
Lisle, IL 60532                                                                First Trust Portfolios L.P.; Executive
DOB: 1/66                                                                      Director (December 2002 to January 2005),
                                                                               Vice President (December 2000 to December
                                                                               2002), Van Kampen Asset Management and Morgan
                                                                               Stanley Investment Management
------------------------------------------------------------------------------------------------------------------------------
Christopher Fallow          Assistant Vice President    Indefinite             Assistant Vice President (August 2006 to
1001 Warrenville Road                                                          Present), Associate (January 2005 to August
Suite 300                                               Since December 2006    2006), First Trust Advisors L.P. and First
Lisle, IL 60532                                                                Trust Portfolios L.P.; Municipal Bond Trader
DOB: 4/79                                                                      (July 2001 to January 2005), BondWave LLC
                                                                               (Software Development Company/Broker-Dealer)
------------------------------------------------------------------------------------------------------------------------------
W. Scott Jardine            Secretary and Chief         Indefinite             General Counsel, First Trust Advisors L.P.
1001 Warrenville Road       Compliance Officer ("CCO")                         and First Trust Portfolios L.P.; Secretary,
Suite 300                                               Secretary since Fund   BondWave LLC (Software Development
Lisle, IL 60532                                         inception;             Company/Broker-Dealer) and Stonebridge
DOB: 5/60                                               CCO since 2004         Advisors LLC (Investment Adviser)
------------------------------------------------------------------------------------------------------------------------------
Daniel J. Lindquist         Vice President              Indefinite             Senior Vice President (September 2005 to
1001 Warrenville Road                                                          Present), Vice President (April 2004 to
Suite 300                                               Since December 2005    September 2005), First Trust Advisors L.P.
Lisle, IL 60532                                                                and First Trust Portfolios L.P.; Chief
DOB: 2/70                                                                      Operating Officer (January 2004 to April
                                                                               2004), Mina Capital Management, LLC; Chief
                                                                               Operating Officer (April 2000 to January
                                                                               2004), Samaritan Asset Management Services,
                                                                               Inc.
------------------------------------------------------------------------------------------------------------------------------
Kristi A. Maher             Assistant Secretary         Indefinite             Deputy General Counsel (May 2007 to Present),
1001 Warrenville Road                                                          Assistant General Counsel (March 2004 to May
Suite 300                                               Since July 2004        2007), First Trust Advisors L.P. and First
Lisle, IL 60532                                                                Trust Portfolios L.P.; Associate (1995-2004),
DOB: 12/66                                                                     Chapman and Cutler LLP
------------------------------------------------------------------------------------------------------------------------------
____________________

1 Mr. Bowen is deemed an "interested person" of the Funds due to his position as President of First Trust Advisors L.P., investment adviser of the Funds.

2 Trustees are currently serving a one-year term. On December 10, 2006, each Fund's Nominating and Governance Committee and Board approved the implementation of a staggered Board, which required certain amendments to each Fund's By-Laws. If the proposal is approved by shareholders, Richard
     E. Erickson, Thomas R. Kadlec and Robert F. Keith, as Class I Trustees, would each serve a one-year term for the Funds, Niel B. Nielson, as a Class II Trustee, would serve a two-year term for the Funds, and James A. Bowen, as a Class III Trustee, would serve a three-year term for the Funds. Officers of the Funds have an indefinite term.

3 All Trustees and Officers, except for Robert F. Keith, W. Scott Jardine only with respect to his appointment as Chief Compliance Officer, Kristi A. Maher, Daniel J. Lindquist, James M. Dykas, Kelley Christensen and Christopher Fallow, were elected in 2003 for First Trust/Four Corners Senior Floating Rate Income Fund and in 2004 for First Trust/Four Corners Senior Floating Rate Income Fund II. Robert F. Keith was appointed to each Fund's Board by the Trustees on June 12, 2006. Kristi A. Maher was elected Assistant Secretary of all funds in the First Trust Fund Complex, including the Funds, on July 26, 2004. Daniel J. Lindquist and James M. Dykas were elected Vice President and Assistant Treasurer, respectively, of all funds in the First Trust Fund Complex, including the Funds, on December 12, 2005. Kelley Christensen was elected Vice President of all funds in the First Trust Fund Complex, including the Funds, on December 10, 2006. Christopher Fallow was elected Assistant Vice President of the Funds on December 10, 2006.

         In addition to the Funds, the First Trust Fund Complex includes First Defined Portfolio Fund, LLC, an open-end management investment company with 8 portfolios, advised by First Trust Advisors; Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund,

First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Strategic High Income Fund III, First Trust Tax-Advantaged Preferred Income Fund, First Trust/Aberdeen Emerging Opportunity Fund and First Trust/Gallatin Specialty Finance and Financial Opportunities Fund, closed-end funds also advised by First Trust Advisors; and First Trust Exchange-Traded Fund and First Trust Exchange-Traded AlphaDEX(TM) Fund, each an open-end investment company and an exchange-traded index fund with 17 and 16 operating portfolios, respectively, advised by First Trust Advisors.

Trustees

         Messrs. Erickson, Kadlec, Keith and Nielson are Independent Trustees, and Mr. Bowen is an Interested Trustee, of each fund in the First Trust Fund Complex. During the past five years, none of the Independent Trustees, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P., the sub-adviser or any of their affiliates.

Officers

         The Officers of each Fund, including Mr. Bowen, Chief Executive Officer of each Fund, hold the same positions with each fund in the First Trust Fund Complex as they hold with the Funds, except for Christopher Fallow, who is not an officer of First Defined Portfolio Fund, LLC, First Trust Exchange-Traded Fund or First Trust Exchange-Traded AlphaDEX(TM) Fund.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUNDS BY EACH NOMINEE FOR ELECTION AS TRUSTEE

         As of January 1, 2007, the Trustees and Fund officers as a group beneficially owned 25,203 shares of the funds in the First Trust Fund Complex (less than 1% of the shares outstanding). As of January 1, 2007, the Trustees and Fund officers as a group beneficially owned the following number of Shares of each Fund, which is less than 1% of each Fund's Shares outstanding:

------------------------------------------------------------------------------------------------------------------------------
                                     DOLLAR RANGE OF EQUITY SECURITIES (NUMBER OF SHARES HELD)
------------------------------------------------------------------------------------------------------------------------------
                                 INTERESTED                                   INDEPENDENT
                                   TRUSTEE                                     TRUSTEES
                             -------------------------------------------------------------------------------------------------
FUND                           James A. Bowen   Richard E. Erickson  Thomas R. Kadlec    Robert F. Keith    Niel B. Nielson
------------------------------------------------------------------------------------------------------------------------------
First Trust/Four Corners         $1-$10,000         $1-$10,000        $10,001-$50,000           $0             $1-$10,000
Senior Floating Rate Income
Fund                            (250 Shares)       (289 Shares)        (571 Shares)         (0 Shares)        (222 Shares)
------------------------------------------------------------------------------------------------------------------------------
First Trust/Four Corners       $10,001-$50,000      $1-$10,000        $10,001-$50,000           $0             $1-$10,000
Senior Floating Rate Income
Fund II                        (1,000 Shares)      (228 Shares)        (600 Shares)         (0 Shares)        (221 Shares)
------------------------------------------------------------------------------------------------------------------------------
Aggregate Dollar Range of       Over $100,000    $50,001-$100,000      Over $100,000      Over $100,000     $50,001-$100,000
Equity Securities in all
Registered Investment          (11,750 Shares)    (4,367 Shares)      (9,249 Shares)      (5,418 Shares)     (2,835 Shares)
Companies in the First Trust
Fund Complex Overseen by
Trustee
------------------------------------------------------------------------------------------------------------------------------

         As of January 1, 2007, the Independent Trustees and their immediate family members did not own, beneficially or of record, any class of securities of First Trust Advisors or the sub-adviser or principal underwriter of the Funds or any person, other than a registered investment company, directly or indirectly controlling, controlled by, or under common control with First Trust Advisors or the sub-adviser or principal underwriter of the Funds.

         As of January 1, 2007, the Trustees and Officers as a group beneficially owned less than 1% of the shares outstanding of the funds in the First Trust Fund Complex. As of January 1, 2007, the Trustees and Officers as a group beneficially owned the following number of Shares of each Fund, which is less than 1% of each Fund's Shares outstanding:

------------------------------------------------------------- ---------------------- -----------------------
                                    FUND                             COMMON                PREFERRED
                                                                  SHARES OWNED            SHARES OWNED
------------------------------------------------------------- ---------------------- -----------------------
First Trust/Four Corners Senior Floating Rate Income Fund             1,332                    0
------------------------------------------------------------- ---------------------- -----------------------
First Trust/Four Corners Senior Floating Rate Income Fund II          2,049                    0
------------------------------------------------------------- ---------------------- -----------------------

CERTAIN PURCHASES AND SALES

         Since the beginning of the fiscal year of the Funds ended May 31, 2007, none of the Trustees has purchased or sold securities of First Trust Advisors, the sub-adviser or their parents, or subsidiaries of any of the foregoing.

COMPENSATION

         Effective January 1, 2007, the Trustees approved a revised compensation plan. Under the revised plan, each Independent Trustee is paid an annual retainer of $10,000 per investment company for the first 14 investment companies of the First Trust Fund Complex and an annual retainer of $7,500 per investment company for each subsequent investment company added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the investment companies. No additional meeting fees are paid in connection with board or committee meetings.

         Additionally, Thomas R. Kadlec is paid $10,000 annually to serve as the Lead Independent Trustee and Niel B. Nielson is paid $5,000 annually to serve as the chairman of the Audit Committee with such compensation paid by the funds in the First Trust Fund Complex and divided among those funds. Independent Trustees are also reimbursed by the funds in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Trustees adopted the revised plan because the increase in the number of funds in the First Trust Fund Complex had the effect of rapidly increasing their compensation under the previous arrangements. Prior to January 1, 2007, each Fund paid each Independent Trustee an annual retainer of $10,000, which included compensation for all board and committee meetings.

         The Board of Trustees of First Trust/Four Corners Senior Floating Rate Income Fund and of First Trust/Four Corners Senior Floating Rate Income Fund II each held 8 meetings during their respective fiscal years ended May 31, 2007. Each of the Trustees attended all such meetings. The aggregate fees and expenses paid to the Trustees by each Fund for each Fund's fiscal year (including reimbursement for travel and out-of-pocket expenses) amounted to the following:

------------------------------------------------------------ -------------------
                                                             AGGREGATE FEES AND
FUND                                                         EXPENSES PAID
------------------------------------------------------------ -------------------
First Trust/Four Corners Senior Floating Rate Income Fund    $40,300
------------------------------------------------------------ -------------------
First Trust/Four Corners Senior Floating Rate Income Fund II $41,509
------------------------------------------------------------ -------------------

         The following table sets forth certain information regarding the compensation of each Fund's Trustees for their respective fiscal years. The Funds have no retirement or pension plans. The Officers and the Interested Trustee of each Fund receive no compensation from the Funds for serving in such capacities.

-------------------------------------------------------------------------------------------------------------------------------
                                     AGGREGATE COMPENSATION FOR EACH FUND'S FISCAL YEAR
-------------------------------------------------------------------------------------------------------------------------------
                                      INTERESTED                               INDEPENDENT TRUSTEES
                                       TRUSTEE
                                   --------------------------------------------------------------------------------------------
FUND                                James A. Bowen   Richard E. Erickson  Thomas R. Kadlec   Niel B. Nielson  Robert F. Keith(1)
-------------------------------------------------------------------------------------------------------------------------------
First Trust/Four Corners Senior           $0               $10,000             $10,259           $10,041          $10,000
Floating Rate Income Fund
-------------------------------------------------------------------------------------------------------------------------------
First Trust/Four Corners Senior
Floating Rate Income Fund II              $0               $10,000             $11,301           $10,208          $10,000
-------------------------------------------------------------------------------------------------------------------------------
Total Compensation from the First
Trust Fund Complex                        $0              $147,500            $155,000          $148,750          $137,500
-------------------------------------------------------------------------------------------------------------------------------
____________________

1. Mr. Keith became a Trustee of the then-existing funds in the First Trust Fund Complex (other than First Defined Portfolio Fund, LLC) on June 12, 2006. He became a Trustee of First Defined Portfolio Fund, LLC on April 30, 2007.

         The total compensation paid to Messrs. Erickson, Kadlec, Keith and Nielson, Independent Trustees of each Fund and the other funds in the First Trust Fund Complex, for the fiscal year ended May 31, 2007, includes compensation for their services as Trustees to First Defined Portfolio Fund, LLC, First Trust Value Line(R) 100 Fund, First Trust Value Line(R) Dividend Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Strategic High Income Fund III, First Trust Tax-Advantaged Preferred Income Fund, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Exchange-Traded Fund, First Trust Exchange-Traded AlphaDEX(TM) Fund and the Funds.

ATTENDANCE AT ANNUAL SHAREHOLDER MEETINGS

         The policy of the Board is to have as many Trustees as possible in attendance at annual meetings of shareholders. The policy of the Nominating and Governance Committee relating to attendance by Trustees at annual shareholder meetings is contained in the Funds' Nominating and Governance Committee Charter, which is available on each Fund's website located at www.ftportfolios.com. All of the Trustees attended the previous year's annual shareholder meeting for each of the Funds.

                                   COMMITTEES

AUDIT COMMITTEE

         The Board of Trustees has an Audit Committee, which consists of Messrs. Erickson, Kadlec, Keith and Nielson, all of whom are "independent" as defined in the listing standards of the American Stock Exchange and the New York Stock Exchange. Mr. Kadlec and Mr. Keith serve as Audit Committee Financial Experts. The Audit Committee is responsible for overseeing each Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing the independent registered public accounting firm (subject also to Board approval). For the fiscal year ended May 31, 2007, the Audit Committee met 6 times with all members present.

         In carrying out its responsibilities, the Audit Committee pre-approves all audit and permitted non-audit services for each Fund (including the fees and terms thereof) and non-audit services to be performed for the Adviser by Deloitte & Touche LLP ("Deloitte & Touche"), the Funds' independent registered public accounting firm ("independent auditors"), if the engagement relates directly to the operations and financial reporting of the Funds. The Chairman of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee for engagements of less than $25,000. Any decisions by the Chairman to grant pre-approvals are reported to the full Audit Committee at the next regularly scheduled meeting.

AUDIT COMMITTEE REPORT

         The role of the Audit Committee is to assist the Board of Trustees in its oversight of each Fund's accounting and financial reporting process. The Audit Committee operates pursuant to a charter (the "Charter") that was most recently reviewed and approved by the Board of Trustees on December 10, 2006, a copy of which is attached as Exhibit A hereto, and is available on each Fund's website located at http://www.ftportfolios.com. As set forth in the Charter, management of each Fund is responsible for maintaining appropriate systems for accounting and internal controls and the audit process. The Funds' independent auditors are responsible for planning and carrying out proper audits of the Funds' financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

         In performing its oversight function, the Audit Committee reviewed and discussed with management and the independent auditors, Deloitte & Touche, the audited financial statements of the First Trust/Four Corners Senior Floating Rate Income Fund and the First Trust/Four Corners Senior Floating Rate Income Fund II for the fiscal year ended May 31, 2007 at a meeting held on July 18, 2007, and discussed the audit of such financial statements with the independent auditors and management.

         In addition, the Audit Committee discussed with the independent auditors the accounting principles applied by each Fund and such other matters brought to the attention of the Audit Committee by the independent auditors required by Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently modified or supplemented. The Audit Committee also received from the independent auditors the written disclosures and letter required by Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees, delineating relationships between the independent auditors and each Fund and discussed the impact that any such relationships may have on the objectivity and independence of the independent auditors.

         The members of each Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of each Fund's Audit Committee necessarily rely on the information provided to them by Fund management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of each Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the independent auditors are in fact "independent."

         Based on its consideration of the Funds' audited financial statements and the discussions referred to above with Fund management and Deloitte & Touche, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee recommended to the Board the inclusion of each Fund's audited financial statements for the year ended May 31 in its Annual Report dated May 31, 2007.

         Submitted by the Audit Committee of the Funds:

                  Richard E. Erickson
                  Thomas R. Kadlec
                  Robert F. Keith
                  Niel B. Nielson

INDEPENDENT AUDITORS' FEES

         Deloitte & Touche has been selected to serve as the independent auditors for the Funds for the fiscal year ending May 31, 2008. Deloitte & Touche has advised the Funds that, to the best of its knowledge and belief, Deloitte & Touche professionals did not have any direct or material indirect ownership interest in the Funds inconsistent with independent professional standards pertaining to independent registered public accounting firms. It is expected that representatives of Deloitte & Touche will be present at the Meeting to answer any questions that may arise and will have the opportunity to make a statement if they desire to do so. In reliance on Rule 32a-4 under the 1940 Act, each Fund is not seeking shareholder ratification of the selection of Deloitte & Touche as independent auditors.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

         During each of the last two fiscal years of the Funds ending May 31, 2006 and May 31, 2007, respectively, Deloitte & Touche has billed each Fund and its Adviser for the following fees:

----------------------------------------------------------------------------------------------------------------------------------
                                          AUDIT FEES          AUDIT-RELATED FEES      TAX FEES (1)         ALL OTHER FEES (2)
                                  ------------------------------------------------------------------------------------------------
                                      2006         2007        2006      2007        2006       2007        2006         2007
----------------------------------------------------------------------------------------------------------------------------------
First Trust/Four Corners Senior     $43,750       $44,000       $0        $0        $4,725     $4,850      $2,962       $1,253
Floating Income Fund
----------------------------------------------------------------------------------------------------------------------------------
First Trust/Four Corners Senior
Floating Rate Income Fund II        $51,750       $45,000       $0        $0        $4,725     $4,850     $14,766       $6,336
----------------------------------------------------------------------------------------------------------------------------------
First Trust Advisors                   NA           NA          $0        $0          $0         $0       $84,427      $40,072
----------------------------------------------------------------------------------------------------------------------------------

(1) These fees were for tax consultation and tax preparation.

(2) For the Funds, these fees were for compliance consulting services, and for First Trust Advisors, these fees were for AIMR-PPS verification Services.

Non-Audit Fees

         During each of the last two fiscal years of the Funds ending May 31, 2006 and May 31, 2007, respectively, Deloitte & Touche has billed each Fund, its Adviser and entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to such Fund ("Adviser Entities") for the following fees:

--------------------------------------------------------------------------------
                            AGGREGATE NON-AUDIT FEES
--------------------------------------------------------------------------------
                                                                2006     2007
--------------------------------------------------------------------------------
First Trust/Four Corners Senior Floating Rate Income Fund      $7,687   $6,103
--------------------------------------------------------------------------------
First Trust/Four Corners Senior Floating Rate Income Fund II  $19,492   $11,186
--------------------------------------------------------------------------------
First Trust Advisors                                          $90,602   $65,072
--------------------------------------------------------------------------------

Pre-Approval

         Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, amended as of December 10, 2006 and March 12, 2007, respectively, the Audit Committee of each Fund is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for each Fund by its independent auditors. The Chairman of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee up to $25,000 and report any such pre-approval to the full Audit Committee.

         The Audit Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services for the Funds' Adviser and Adviser Entities that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Funds' Adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any Adviser Entities that were not pre-approved pursuant to its policies, the Audit Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

         None of the Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees and Aggregate Non-Audit Fees for the Funds and the Adviser disclosed in the tables previously set forth that were required to be pre-approved by the Audit Committee pursuant to its pre-approval policies were pre-approved by the Audit Committee pursuant to the pre-approval exceptions included in Regulation S-X.

         The Audit Committee of each Fund has determined that the provision of non-audit services that were rendered to the Funds' Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

OTHER COMMITTEES

         The Board of Trustees of the Funds has three other standing committees: the Executive Committee (also serving as the Dividend and Pricing Committee), the Nominating and Governance Committee and the Valuation Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by each Fund's Declaration of Trust and By-Laws. The members of the Executive Committee also serve as a special committee of the Board of Trustees known as the Dividend and Pricing Committee which is authorized to exercise all of the powers and authority of the Board in respect of the declaration and setting of dividends and the issuance and sale, through an underwritten public offering, of the Shares of each Fund and all other such matters relating to such financing, including determining the price at which such Shares are to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. Messrs. Bowen and Kadlec are members of the Executive Committee. For the fiscal year ended May 31, 2007, the Executive Committee, serving as the Dividend and Pricing Committee, met a total of 12 times for each Fund. Each Fund's Executive Committee met to authorize the Funds' dividend declarations.

         Each Fund's Nominating and Governance Committee (the "Committee") is composed entirely of Independent Trustees who are also "independent directors" within the meaning of the listing standards of the American and New York Stock Exchanges. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Committee. The purpose of the Committee is to oversee matters related to the nomination of trustees and, as necessary, the corporate governance of each Fund. The Committee is responsible for, among other things, seeking, identifying and nominating qualified candidates for election or appointment as trustees in the event of a vacancy, consistent with criteria approved by the Board, for the next annual meeting of shareholders; evaluating Board performance and processes; reviewing Board committee assignments; and, to the extent necessary or desirable, establishing corporate governance guidelines and procedures. The Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds' website at www.ftportfolios.com. During the fiscal year ended May 31, 2007, the Committee met 4 times.

         If there is no vacancy on the Board, the Board will not actively seek recommendations from other parties, including shareholders of the Funds. When a vacancy on the Board occurs, the Committee may seek recommendations for candidates from those sources it deems appropriate in its discretion, including shareholders of the Funds. The Committee may retain a search firm to identify candidates.

         If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Committee and outside counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Committee is accepting recommendations at which point they may be considered for nomination.

         In recruiting new trustees, the Committee seeks to recruit and retain qualified independent trustees of high integrity, whose skills and experience will enhance the Board's ability to effectively represent the interests of the Funds' shareholders and oversee the wide range of regulatory and business issues affecting the Funds. A candidate for trustee must meet certain basic requirements, including relevant skills and experience, time availability and if qualifying as a non-"interested person" candidate, independence from the Funds and their investment adviser or other service providers. The qualifications of a particular candidate, however, may vary depending on the current composition of the Board and the mix of skills and backgrounds of the incumbent trustees since the Committee seeks to establish an effective Board with an appropriate range of skills and experience, in the aggregate. In addition to relevant skills and experience, all candidates must possess high standards of personal integrity that are assessed on the basis of personal interviews, recommendations, or direct knowledge by Committee members. The review process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. Under no circumstances shall the Committee evaluate persons recommended by a shareholder of a Fund on a basis substantially different than that used for other persons recommended for the same election or appointment of trustees. Each Fund has a retirement policy in place that prohibits consideration for election as a Trustee persons age 72 or older. The Committee reserves the right to make the final selection regarding the nomination of any trustees.

         The Valuation Committee is responsible for the oversight of valuation procedures of the Funds. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. The Valuation Committee met a total of 4 times during the fiscal year ended May 31, 2007.

                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

         To be considered for presentation at the Joint Annual Meetings of Shareholders of the Funds to be held in 2008, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the applicable Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, not later than April 9, 2008.

         Any proposal to elect any person nominated by shareholders for election as trustee and any other proposals by shareholders may only be brought before an annual meeting of a Fund if timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund. In accordance with the advance notice provisions included in the Funds' By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the Fund's address, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, Attn: W. Scott Jardine, not less than forty-five (45) days nor more than sixty (60) days prior to the first anniversary date of the date of the proxy statement released for the preceding year's annual meeting of shareholders. However, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given as described above by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

         Any shareholder submitting a nomination of any person or persons (as the case may be) for election as a trustee or trustees of a Fund is required to deliver, as part of such Shareholder Notice: (i) a statement in writing setting forth: (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all Shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a),
(d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if not an "interested person," information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person nominated to be named as a nominee and to serve as a trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a trustee.

         Without limiting the foregoing, any shareholder who gives a Shareholder Notice of any matter proposed to be brought before a shareholder meeting (whether or not involving nominees for trustees) is required to deliver, as part of such Shareholder Notice: (i) the description of and text of the proposal to be presented; (ii) a brief written statement of the reasons why such shareholder favors the proposal; (iii) such shareholder's name and address as they appear on the Fund's books; (iv) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies with respect to the matter(s) proposed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; (v) the class or series and number of all Shares of the Fund owned beneficially and of record by such shareholder; (vi) any material interest of such shareholder in the matter proposed (other than as a shareholder); (vii) a representation that the shareholder intends to appear in person or by proxy at the shareholder meeting to act on the matter(s) proposed;
(viii) if the proposal involves nominee(s) for trustees, a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder; and (ix) in the case of a shareholder (a "Beneficial Owner") that holds Shares entitled to vote at the meeting through a nominee or "street name" holder of record, evidence establishing such Beneficial Owner's indirect ownership of, and entitlement to vote, Shares at the meeting of shareholders. Shares "beneficially owned" means all Shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the 1934 Act.

         Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

         Shareholders of a Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

INVESTMENT ADVISER, SUB-ADVISER AND ADMINISTRATOR

         First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, serves as the Funds' investment adviser. Four Corners Capital Management, LLC, 515 South Flower Street, Suite 1600, Los Angeles, California 90071, serves as the investment sub-adviser to the Funds.

         PFPC acts as the Funds' administrator and accounting agent and is located at 4400 Computer Drive, Westborough, Massachusetts 01581. PFPC is a leading provider of full service mutual fund shareholder and record keeping services. In addition to its mutual fund transfer agent and record keeping service, PFPC provides other services through its own subsidiary business units.

SECTION 30(h) AND SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Funds' Officers and Trustees, certain persons affiliated with First Trust Advisors or the sub-adviser and persons who beneficially own more than 10% of a Fund's Shares to file reports of ownership and changes of ownership with the SEC, the American Stock Exchange or the New York Stock Exchange, as applicable, and to furnish the Funds with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such forms received by the Funds and certain written representations, the Funds believe that during the fiscal year ended May 31, 2007, all such filing requirements applicable to such persons were met except as noted below.

         First Trust Advisors made late Form 3 filings for the Funds on behalf of (1) Joseph McDermott, who became Chief Compliance Officer of First Trust Advisors on July 10, 2006 and (2) Kristi A. Maher, Assistant Secretary of the Funds. Upon discovery of the applicable oversight, Form 3s were filed for Mr. McDermott on November 15, 2006 and for Ms. Maher on January 3, 2007. Four Corners Capital Management, LLC made late Form 3 filings for the Funds on behalf of Ketei Marakoolo, an officer of Four Corners Capital Management, LLC, on March 19, 2007. The event requiring the filing of the Form 3 occurred on February 5, 2007. In these late Form 3 filings, no person was purchasing or selling Shares of the Funds.

FISCAL YEAR

         Each Fund's fiscal year end was May 31, 2007.

ANNUAL REPORT DELIVERY

         Annual reports will be sent to shareholders of record of each Fund following the Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 or by calling (800) 988-5891.

         Please note that only one annual or semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

                    OTHER MATTERS TO COME BEFORE THE MEETINGS

         No business other than the matters described above is expected to come before the Meetings, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Funds.

August 6, 2007

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                       This page intentionally left blank.

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER

I. PURPOSE.

         The Audit Committee (the "Committee") is appointed by the Boards of Trustees (the "Boards") of investment companies (the "Funds") advised by First Trust Advisors L.P. ("Fund Management") for the following purposes:

         A. to oversee the accounting and financial reporting processes of each Fund and its internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers;

         B. to oversee the quality and integrity of each Fund's financial statements and the independent audit thereof;

         C. to oversee, or, as appropriate, assist Board oversight of, each Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal controls and independent audits; and

         D. to approve, prior to the appointment, the engagement of each Fund's independent auditor and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditor.

II. COMMITTEE ORGANIZATION AND COMPOSITION.

         A. Size and Membership Requirements.

         1. The Committee shall be composed of at least three members, all of whom shall be trustees of the Funds. Each member of the Committee, and a Committee chairperson, shall be appointed by the Board on the recommendation of the Nominating and Governance Committee.

         2. Each member of the Committee shall be independent of the Fund and must be free of any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member. With respect to the Funds which are closed-end funds or open-end exchange-traded funds ("ETFs"), each member must meet the independence and experience requirements of the New York Stock Exchange or the American Stock Exchange or the NASDAQ Stock Market (as applicable), and Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 10A-3 thereunder, and other applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Included in the foregoing is the requirement that no member of the Committee be an "interested person" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), nor shall any Committee member accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Funds (except in the capacity as a Board or committee member).

         3. At least one member of the Committee shall have been determined by the Board, exercising its business judgment, to qualify as an "audit committee financial expert" as defined by the SEC.

         4. With respect to Funds that are closed-end funds whose shares are listed on the New York Stock Exchange, each member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially literate" as required by the New York Stock Exchange. In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to have "accounting or financial management expertise," as required by the New York Stock Exchange. Such member may, but need not be, the same person as the Funds' "audit committee financial expert." With respect to Funds that are closed-end funds or ETFs whose shares are listed on the American Stock Exchange or the NASDAQ Stock Market, each member of the Committee shall be able to read and understand fundamental financial statements, including a Fund's balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially sophisticated," as required by the American Stock Exchange and the NASDAQ Stock Market. A member whom the Board determines to be the Fund's "audit committee financial expert" shall be presumed to qualify as financially sophisticated.

         5. With respect to Funds that are closed-end funds, Committee members shall not serve simultaneously on the audit committee of more than two public companies, in addition to their service on the Committee.

         B. Frequency of Meetings.

         The Committee will ordinarily meet once for every regular meeting of the Board. The Committee may meet more or less frequently as appropriate, but no less than twice per year.

         C.       Term of Office.

         Committee members shall serve until they resign or are removed or replaced by the Board.

III. RESPONSIBILITIES.

         A.       With respect to Independent Auditors:

         1. The Committee shall be responsible for the appointment or replacement (subject if applicable, to Board and/or shareholder ratification), compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds ("External Auditors"). The External Auditors shall report directly to the Committee.

         2. The Committee shall meet with the External Auditors and Fund Management to review the scope, fees, audit plans and staffing of the proposed audits for each fiscal year. At the conclusion of the audit, the Committee shall review such audit results, including the External Auditor's evaluation of the Fund's financial and internal controls, any comments or recommendations of the External Auditors, any audit problems or difficulties and Fund Management's response, including any restrictions on the scope of the External Auditor's activities or on access to requested information, any significant disagreements with Fund Management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the External Auditors.

         3. The Committee shall meet with the External Auditors in the absence of Fund Management, as necessary.

         4. The Committee shall pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by its External Auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee, and shall report any such pre-approval to the full Committee.

         5. The Committee shall pre-approve the External Auditor's engagements for non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee, and shall report any such pre-approval to the full Committee.

         6. If the External Auditors have provided non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Fund that were not pre-approved pursuant to the de minimis exception, the Committee shall consider whether the provision of such non-audit services is compatible with the External Auditor's independence.

         7. The Committee shall obtain and review a report from the External Auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Fund consistent with Independence Standards Board Standard No. 1 as may be amended, restated, modified or replaced) regarding (a) the External Auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm;
(c) any steps taken to deal with any such issues; and (d) the External Auditor's independence, including all relationships between the External Auditors and the Fund and its affiliates; and evaluating the qualifications, performance and independence of the External Auditors, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management and discussing such reports with the External Auditors. The Committee shall present its conclusions with respect to the External Auditors to the Board.

         8. The Committee shall review reports and other information provided to it by the External Auditors regarding any illegal acts that the External Auditors should discover (whether or not perceived to have a material effect on the Fund's financial statements), in accordance with and as required by Section 10A(b) of the Exchange Act.

         9. The Committee shall ensure the rotation of the lead (or concurring) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

         10. The Committee shall establish and recommend to the Board for ratification a policy of the Funds with respect to the hiring of employees or former employees of the External Auditors who participated in the audits of the Funds' financial statements.

         11. The Committee shall take (and, where appropriate, recommend that the Board take) appropriate action to oversee the independence of the External Auditors.

         12. The Committee shall report regularly to the Board on the results of the activities of the Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' External Auditors, or the performance of the internal audit function, if any.

         B. With respect to Fund Financial Statements:

         1. The Committee shall meet to review and discuss with Fund Management and the External Auditors the annual audited financial statements of the Funds, major issues regarding accounting and auditing principles and practices, and the Funds' disclosures under "Management's Discussion and Analysis," and shall meet to review and discuss with Fund Management the semi-annual financial statements of the Funds and the Funds' disclosures under "Management's Discussion and Analysis."

         2. The Committee shall review and discuss reports, both written and oral, from the External Auditors or Fund Management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles ("GAAP") for policies and practices that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the External Auditors; (c) other material written communications between the External Auditors and management, such as any management letter or schedule of unadjusted differences; and (d) all non-audit services provided to any entity in the investment company complex (as defined in Rule 2-01 of Regulation S-X) that were not pre-approved by the Committee.

         3. The Committee shall review disclosures made to the Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls.

         4. The Committee shall discuss with the External Auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the External Auditor's review of the Funds' financial statements.

         5. The Committee shall review and discuss with management and the External Auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies, and (b) analyses prepared by Fund Management or the External Auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

         6. The Committee shall review and discuss with management and the External Auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

         7. The Committee shall discuss with Fund Management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Committee shall be authorized to have these discussions with Fund Management on behalf of the Committee, and shall report to the Committee regarding any such discussions.

         8. The Committee shall discuss with Fund Management the Funds' major financial risk exposures and the steps Fund Management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Committee may, as applicable, review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

         C. With respect to serving as a Qualified Legal Compliance Committee:

         I. The Committee shall serve as the Funds' "qualified legal compliance committee" ("QLCC") within the meaning of the rules of the SEC and, in that regard, the following shall apply.

                  i. The Committee shall receive and retain, in confidence, reports of evidence of (a) a material violation of any federal or state securities laws, (b) a material breach of a fiduciary duty arising under any federal or state laws or (c) a similar material violation of any federal or state law by a Fund or any of its officers, trustees, employees or agents (a "Report of Material Violation"). Reports of Material Violation may be addressed to the Funds, attention W. Scott Jardine, at the address of the principal offices of the Funds, which currently is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, who shall forward the Report of Material Violation to the Committee.

                  ii. Upon receipt of a Report of Material Violation, the Committee shall (a) inform the Fund's chief legal officer and chief executive officer (or the equivalents thereof) of the report (unless the Committee determines it would be futile to do so), and (b) determine whether an investigation is necessary.

                  iii. After considering the Report of a Material Violation, the Committee shall do the following if it deems an investigation necessary:

                         o  Notify the full Board;

                         o Initiate an investigation, which may be conducted either by the chief legal officer (or the equivalent thereof) of the Fund or by outside attorneys; and

                         o Retain such additional expert personnel as the Committee deems necessary.

                  iv. At the conclusion of any such investigation, the Committee shall:

                         o Recommend, by majority vote, that the Fund implement an appropriate response to evidence of a material violation; and

                         o Inform the chief legal officer and the chief executive officer (or the equivalents thereof) and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

         2. The Committee shall take all other action that it deems appropriate in the event that the Fund fails in any material respect to implement an appropriate response that the Committee, as the QLCC, has recommended the Fund take.

         D. Other Responsibilities:

         1. The Committee shall receive, retain and handle complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters from any person, whether or not an employee of the Funds or Fund Management, and shall receive submissions of concerns regarding questionable accounting or auditing matters by employees of the Funds and Fund Management, administrator, principal underwriter, or any other provider of accounting-related services for the Funds. All such complaints and concerns shall be handled in accordance with the Committee's procedures for operating as a QLCC, outlined in III.C above.

         2. The Committee shall review, with fund counsel and independent legal counsel, any legal matters that could have significant impact on the Fund's financial statements or compliance policies and the findings of any examination by a regulatory agency as they relate to financial statement matters.

         3. The Committee shall review and reassess the adequacy of this charter on an annual basis, if necessary, and provide a recommendation to the Board for approval of any proposed changes deemed necessary or advisable by the Committee.

         4. The Committee shall evaluate on an annual basis the performance of the Committee.

         5. The Committee shall review with the External Auditors and with Fund Management the adequacy and effectiveness of the Funds' internal accounting and financial controls.

         6. The Committee shall discuss with Fund Management and the External Auditors any correspondence with regulators or governmental agencies that raise material issues regarding the Funds' financial statements or accounting policies.

         7. The Committee shall obtain any reports from Fund Management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations. The Committee shall perform other special reviews, investigations or oversight functions as requested by the Board and shall receive and review periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

         8. The Committee shall prepare any report of the Committee required to be included in a proxy statement for a Fund.

         9. The Committee may request any officer or employee of a Fund or Fund Management, independent legal counsel, fund counsel and the External Auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

         10. The Committee shall maintain minutes of its meetings.

         11. The Committee shall perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities.

IV. AUTHORITY TO ENGAGE ADVISERS.

         The Committee may engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Funds' External Auditors shall have unrestricted accessibility at any time to Committee members.

V. FUNDING PROVISIONS.

         A. The Committee shall determine the:

         1. Compensation to any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund; and

         2. Compensation to any advisers employed by the Committee.

         B. The expenses enumerated in this Article V and all necessary and appropriate administrative expenses of the Committee shall be paid by the applicable Fund or Fund Management.

VI. MANAGEMENT AND EXTERNAL AUDITOR'S RESPONSIBILITIES.

         A. Fund Management has the primary responsibility for establishing and maintaining systems for accounting, reporting, disclosure and internal controls. The External Auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. All External Auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Committee. The External Auditors' ultimate accountability is to the Board and the Committee, as representatives of shareholders.

         B. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with GAAP, nor is it the duty of the Committee to assure compliance with laws and regulations and/or the Funds' Code of Ethics.

         C. In discharging its responsibilities, the Committee and its members are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of a Fund; (2) legal counsel, public accountants, or other persons as to matters the Committee member reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the Committee member is not a member.

Amended:  June 13, 2005
Amended:  December 11, 2006

                               [BLANK BACK COVER]

FIRST TRUST/FOUR CORNERS
SENIOR FLOATING RATE INCOME FUND










Using a BLACK INK pen, mark your votes
with an X as shown in this example.
Please do not write outside the
designated areas.                         [X]
________________________________________________________________________________
ANNUAL MEETING PROXY CARD
________________________________________________________________________________
    PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION
                            IN THE ENCLOSED ENVELOPE.

-------------------------------------------------------------------------------

A  PROPOSAL -- THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL THE NOMINEES
   LISTED.

Election of Trustees: To elect three Trustees for the terms specified, by holders of Common and Preferred Shares, voting together as a single class.

                                    For   Withhold

   01 - James A. Bowen              [ ]     [ ]
        Class III (Expiring 2010)

   02 - Richard E. Erickson         [ ]     [ ]
        Class I (Expiring 2008)

   03 - Neil B. Nielson             [ ]     [ ]
        Class II (Expiring 2009)




B   Non-Voting Items
Change of Address -- Please print new address below.



Comments -- Please print your comments below.

MEETING ATTENDANCE
Mark the box to the right
if you plan to attend the
Annual Meeting.             [ ]


C Authorized Signatures -- This section must be completed for your vote to be counted. -- Date and Sign Below

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.

Date (mm/dd/yyyy) -- Please print date below.

____/____/____


Signature 1 -- Please keep signature within the box.


_______________________________________


Signature 2 -- Please keep signature with the box.


________________________________________

                       C 1234567890      J N T
                       1 U P X   0 1 4 5 2 5 1

STOCK#   00RGGC

    PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION
                            IN THE ENCLOSED ENVELOPE.


-------------------------------------------------------------------------------



________________________________________________________________________________
PROXY - FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
________________________________________________________________________________

PROXY SOLICITED BY THE BOARD OF TRUSTEES

ANNUAL MEETING ON SEPTEMBER 10, 2007

The undersigned holder of Common Shares of the First Trust/Four Corners Senior Floating Rate Income Fund (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley and Kristi A. Maher as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, IL 60532, at 4:00 p.m. Central time on the date indicated above, and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting of Shareholders and Joint Proxy Statement dated August 6, 2006, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH NOMINEE SET FORTH.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.